SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 10, 2006



                             HIGHLANDS BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


      West Virginia                    0-16761                 55-0650793
------------------------          -----------------------    ---------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


       P. O. Box 929
  Petersburg, West Virginia                                        26847
--------------------------------                              ---------------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

      Highlands Bankshares, Inc.'s ("Highlands") independent auditing firm, S.B. Hoover & Company, LLP ("Hoover"), has indicated that it will decline to stand for reappointment after the completion of the audit of Highlands' financial statements for the year ended December 31, 2005. Hoover has declined to stand for re-election because it plans, once all 2005 engagements are completed, to cease being a registered independent public accounting firm pursuant to rules adopted by the Public Company Accounting Oversight Board ("PCAOB").

      Accordingly, Highlands will not reappoint Hoover and will select other independent accountants to audit Highlands' financial status for the fiscal year ended December 31, 2006. This action was recommended and approved by the Audit Committee of Highlands' Board of Directors, and the Audit Committee of Highlands Board of Directors is currently reviewing proposals by multiple PCAOB registered public accounting firms and will select for appointment, as Highlands' independent auditor for the fiscal year ended December 31, 2006, one of these firms.

      During Highlands' two fiscal years ended December 31, 2004 and during the subsequent period through January 10, 2006, there was no disagreement between Highlands and Hoover on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hoover's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on Highlands' consolidated financial statements. The audit reports of Hoover on the consolidated financial statements of Highlands as of and for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

      Highlands has provided Hoover with a copy of these disclosures. Attached as Exhibit 16 is a copy of Hoover's letter, dated January 10, 2006, stating its agreement with the statements above.

Item 9.01   Financial Statements and Exhibits

        (c) Exhibits

            Exhibit 16 Letter from S.B. Hoover & Company, LLP to the Securities and Exchange Commission dated January 10, 2006.



                                       HIGHLANDS BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer
January 12, 2006